UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2004

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California		94404

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 312-7300

N/A

(Former name, former address, and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 5. Other Events

     In a press release dated May 27, 2004, Bay View Capital Corporation (the “Company”) announced that it will redeem $22.0 million of its 9.76% Cumulative Capital Securities (NYSE: BVS) (the “Capital Securities”), representing all of its outstanding Capital Securities, on June 30, 2004 at a price equal to 100% of the $25.00 par value of each Capital Security. The current quarterly distribution on the Capital Securities, in the amount of $0.61 per Capital Security, will be paid on June 30, 2004 to holders of record as of June 29, 2004.

     The Company also announced that on June 30, 2004, it will pay a cash distribution of $0.25 per share on its outstanding common stock as of the record date for the distribution, which will be June 16, 2004. The NYSE will defer the ex-dividend date to one day following the payment date.

     Attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K is a copy of the Company’s press release dated May 27, 2004.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description
99.1	Press release issued by Bay View Capital Corporation on May 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
Registrant

DATE: May 28, 2004	BY:	/s/ John Okubo

John Okubo
Executive Vice President, Chief Financial Officer